Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 24 to Registration Statement No. 2-69877 on Form N-1A of our report dated May 10, 2001 appearing in the March 31, 2001 Annual Report of CMA Tax-Exempt Fund and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York July 18, 2001